UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2022
Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)
Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive	McLean	Virginia	22102-3110
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (703) 903-2000
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective July 28, 2022, the Bylaws of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation) were amended. The Bylaw amendment changes are summarized below:
•Section 3.3 was revised to no longer require a Notice of Meeting for a shareholder for whom (a) notice of two consecutive annual meetings and all notices of meetings in between, or (b) all notices within a 12-month period, have been returned undeliverable or could not be delivered.
•Section 3.6 was revised to allow for the possibility of holding a fully virtual annual meeting.
•Section 6.1 was revised to increase the number of days prior written notice is required by a shareholder who wishes to inspect corporate records from five to 10.
•Sections 8.1 was revised to bar indemnification for any violation of securities laws.
Additionally, various ministerial changes were made throughout the Bylaws to update certain director and officer titles.
The preceding summary description of the amendments is qualified in its entirety by reference to the full text of the amendments, as included in the amended and restated Bylaws. A copy of the company's amended and restated Bylaws, which has been marked to show all amendments as compared with the prior version of the company's Bylaws, is included as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated into this Item 5.03 by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The exhibits listed in the Exhibit Index below are being submitted with this report.

Exhibit Number	Description of Exhibit

3.1	Bylaws of the Federal Home Loan Mortgage Corporation, as amended and restated July 28, 2022, marked to show all amendments compared with the prior version of Freddie Mac’s Bylaws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Freddie Mac Form 8-K

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/	Michael J. DeVito
Michael J. DeVito
Chief Executive Officer
Date: August 2, 2022

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Freddie Mac Form 8-K